                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 17, 2000



                          VARI-LITE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                    0-23459             75-2239444
    -------------------------------     ------------       -------------------
    (State or other jurisdiction of     (Commission         (I.R.S. Employer
     incorporation or organization)     File Number)       Identification No.)

         201 Regal Row, Dallas, Texas                           75247
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number including area code: (214) 630-1963

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         ITEM 2.  Disposition of Assets.

         On November 17, 2000, Vari-Lite International, Inc., a Delaware corporation ("VLI"), transferred substantially all of the assets of Showco, Inc., a Delaware corporation and wholly owned subsidiary of VLI ("Showco"), to Clearsho, LLC, a Delaware limited liability company ("Clearsho"), and Clearsho assumed certain of Showco's contract liabilities, in exchange for the sole membership interest in Clearsho. The assets consisted of all lighting and sound equipment, all intellectual property, certain other equipment and assets and certain accounts receivable. Subsequently, Showco sold 100% of its interest in Clearsho to Clair Acquisition Corp., a Pennsylvania corporation (the "Buyer"). The total sales price was approximately US$12.7 million, of which $11.9 million was received in cash and $0.8 million was deposited into escrow to secure the seller's representations and warranties. The Buyer has no material relationship with VLI or any of its affiliates or any director or officer (or associate thereof) of VLI.

         A copy of the Asset Transfer Agreement and the Equity Purchase Agreement are filed as Exhibits 2.1 and 2.2, respectively. The foregoing description is qualified in its entirety by reference to the Asset Transfer Agreement and the Equity Purchase Agreement.

         Copies of the press releases, dated October 31, 2000 and November 17, 2000, in which VLI previously announced its intention and subsequent sale of Showco, are filed as Exhibit 99.1 and Exhibit 99.2, respectively.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of VLI. The statements reflect the application of the net proceeds as described in the Notes to Pro Forma Consolidated Financial Statements. The amounts are estimated and subject to further closing adjustments, which are expected to be insignificant.

         The unaudited pro forma condensed consolidated balance sheet gives effect to (1) the disposition described in Item 2 and (2) the disposition of Vari-Lite International Europe, B.V. and related equity interests and assets (collectively, "VLI Europe"), which were sold on October 26, 2000 (collectively, the "Dispositions") as if they were consummated on September 30, 1999. The unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) give effect to the Dispositions as if they were consummated at the beginning of the respective periods presented. The pro forma adjustments are more fully described in the accompanying notes.

         The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the dispositions been consummated on the financial statement date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company's Annual Report on Form 10-K for the year ended September 30, 1999, the Consolidated Financial Statements of the Company and related notes thereto and the Company's Quarterly Report on Form 10-Q for the three and nine months ended June 30, 2000.

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                  JUNE 30, 2000

                                   (UNAUDITED)
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                             PRO FORMA ADJUSTMENTS
                                                                                HISTORICAL   ---------------------    PRO FORMA
                                             ASSETS                            CONSOLIDATED  VLI EUROPE    SHOWCO    CONSOLIDATED
                                                                               ------------  ----------   --------   ------------
CURRENT ASSETS:
  Cash ........................................................................ $    3,474    $   (653)   $    446     $    3,267
  Receivables, less allowance for doubtful accounts of $790 ...................     11,842      (2,332)        188          9,698
  Inventory ...................................................................     12,803          --          --         12,803
  Prepaid expense and other current assets ....................................      2,143        (135)         --          2,008
                                                                                ----------    --------    --------     ----------

      TOTAL CURRENT ASSETS ....................................................     30,262      (3,120)        634         27,776
EQUIPMENT AND OTHER PROPERTY:
  Lighting and sound equipment ................................................    131,188     (13,532)    (15,577)       102,079
  Machinery and tools .........................................................      5,798      (1,519)       (171)         4,108
  Furniture and fixtures ......................................................      5,454        (299)       (772)         4,383
  Office and computer equipment ...............................................     10,518        (175)       (353)         9,990
  Work in progress and raw materials inventory ................................        676          --        (675)             1
                                                                                ----------    --------    --------     ----------
                                                                                   153,634     (15,525)    (17,548)       120,561
      Less accumulated depreciation and amortization ..........................     86,893      (9,052)    (12,605)        65,236
                                                                                ----------    --------    --------     ----------

                                                                                    66,741      (6,473)     (4,943)        55,325
OTHER ASSETS ..................................................................      7,428      (1,987)        (20)         5,421
                                                                                ----------    --------    --------     ----------

      TOTAL ASSETS ............................................................ $  104,431    $(11,580)   $ (4,329)    $   88,522
                                                                                ==========    ========    ========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued expenses ....................................... $   13,869    $ (1,832)   $ (1,477)    $   10,560
  Unearned revenue ............................................................      3,593          --        (189)         3,404
  Income taxes payable ........................................................         40           5          (3)            42
  Current portion of long-term obligations ....................................     40,137      (6,220)    (11,500)        22,417
                                                                                ----------    --------    --------     ----------

      TOTAL CURRENT LIABILITIES ...............................................     57,639      (8,047)    (13,169)        36,423
LONG-TERM OBLIGATIONS .........................................................      3,815      (2,014)         --          1,801
DEFERRED INCOME TAXES .........................................................        923        (794)      3,492          3,621
                                                                                ----------    --------    --------     ----------
      TOTAL LIABILITIES .......................................................     62,377     (10,855)     (9,677)        41,845
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Preferred Stock, $0.10 par value (10,000,000 shares authorized; no shares
    outstanding) ..............................................................         --          --          --             --
  Common Stock, $0.10 par value (40,000,000 shares authorized; 7,845,167
    shares issued; 7,800,003 shares outstanding) ..............................        785          --          --            785
  Treasury Stock ..............................................................       (186)         --          --           (186)
  Additional paid-in capital ..................................................     25,026          --          --         25,026
  Stockholder notes receivable ................................................        (21)         --          --            (21)
  Stock purchase warrants .....................................................         --          --          --             --
  Accumulated other comprehensive income - foreign currency translation
    adjustment ................................................................         63         980          (1)         1,042
  Retained earnings ...........................................................     16,387      (1,705)      5,349         20,031
                                                                                ----------    --------    --------     ----------
      TOTAL STOCKHOLDERS' EQUITY ..............................................     42,054        (725)      5,348         46,677
                                                                                ----------    --------    --------     ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .............................. $  104,431    $(11,580)   $ (4,329)    $   88,522
                                                                                ==========    ========    ========     ==========


    See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

      CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                     FOR THE NINE MONTHS ENDED JUNE 30, 2000

                                   (UNAUDITED)
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                    PRO FORMA ADJUSTMENTS
                                                                      HISTORICAL    ---------------------    PRO FORMA
                                                                     CONSOLIDATED   VLI EUROPE    SHOWCO    CONSOLIDATED
                                                                     ------------   ----------   --------   ------------
Rental revenues ...................................................   $   59,612      $(8,206)   $ (6,714)   $   44,692
Product sales and services revenues ...............................       10,295           --        (149)       10,146
                                                                      ----------      -------    --------    ----------
   TOTAL REVENUES .................................................       69,907       (8,206)     (6,863)       54,838
Rental cost .......................................................       27,886       (4,216)     (2,671)       20,999
Product sales and services cost ...................................        6,329           --         (91)        6,238
                                                                      ----------      -------    --------    ----------
   TOTAL COST OF SALES ............................................       34,215       (4,216)     (2,762)       27,237
                                                                      ----------      -------    --------    ----------
   GROSS PROFIT ...................................................       35,692       (3,990)     (4,101)       27,601
Selling, general and administrative expense .......................       28,309       (3,176)     (2,069)       23,064
Research and development expense ..................................        3,754           --        (128)        3,626
Impairment of assets ..............................................          650        3,300          --         3,950
Gain on the sale of Showco assets .................................           --           --      (7,911)       (7,911)
                                                                      ----------      -------    --------    ----------
   TOTAL OPERATING EXPENSES .......................................       32,713          124     (10,108)       22,729
                                                                      ----------      -------    --------    ----------
OPERATING INCOME ..................................................        2,979       (4,114)      6,007         4,872
Interest expense (net) ............................................        3,575         (536)       (928)        2,111
                                                                      ----------      -------    --------    ----------
INCOME (LOSS) BEFORE INCOME TAX ...................................         (596)      (3,578)      6,935         2,761
Income tax expense (benefit) ......................................         (235)      (1,413)      2,739         1,091
                                                                      ----------      -------    --------    ----------
NET INCOME (LOSS) .................................................         (361)      (2,165)      4,196         1,670

Other comprehensive loss - foreign currency translation
  adjustments .....................................................         (829)          --          --          (829)
                                                                      ----------      -------    --------    ----------
COMPREHENSIVE INCOME (LOSS) .......................................   $   (1,190)     $(2,165)   $  4,196    $      841
                                                                      ==========      =======    ========    ==========
WEIGHTED AVERAGE BASIC AND DILUTED SHARES OUTSTANDING .............    7,800,003                              7,800,003
                                                                      ==========                             ==========


PER SHARE INFORMATION
BASIC AND DILUTED:
    Net income (loss) .............................................   $    (0.05)     $ (0.28)   $   0.54    $     0.21

Dividends declared ................................................   $       --      $    --    $     --    $       --

    See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

      CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                   (UNAUDITED)
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                    PRO FORMA ADJUSTMENTS
                                                                      HISTORICAL    ---------------------    PRO FORMA
                                                                     CONSOLIDATED   VLI EUROPE    SHOWCO    CONSOLIDATED
                                                                     ------------   ----------   --------   ------------
Rental revenues ..................................................... $   83,863     $(10,683)   $ (8,787)   $   64,393
Product sales and services revenues .................................      7,669           --          --         7,669
                                                                      ----------     --------    --------    ----------
   TOTAL REVENUES ...................................................     91,532      (10,683)     (8,787)       72,062
Rental cost .........................................................     41,561       (7,390)     (3,776)       30,395
Product sales and services cost .....................................      5,389           --          --         5,389
                                                                      ----------     --------    --------    ----------
   TOTAL COST OF SALES ..............................................     46,950       (7,390)     (3,776)       35,784
                                                                      ----------     --------    --------    ----------
   GROSS PROFIT .....................................................     44,582       (3,293)     (5,011)       36,278
Selling, general and administrative expense .........................     38,360       (3,695)     (2,816)       31,849
Research and development expense ....................................      5,586           --        (177)        5,409
Impairment of assets ................................................         --        3,300          --         3,300
Restructuring costs .................................................        600           --          --           600
Gain on the sale of Showco assets ...................................         --           --      (7,911)       (7,911)
                                                                      ----------     --------    --------    ----------
   TOTAL OPERATING EXPENSES .........................................     44,546         (395)    (10,904)       33,247
                                                                      ----------     --------    --------    ----------
OPERATING INCOME ....................................................         36       (2,898)      5,893         3,031
Interest expense (net) ..............................................      4,404         (593)     (1,013)        2,798
                                                                      ----------     --------    --------    ----------
INCOME (LOSS) BEFORE INCOME TAX .....................................     (4,368)      (2,305)      6,906           233
Income tax expense (benefit) ........................................     (1,725)        (910)      2,728            93
                                                                      ----------     --------    --------    ----------
NET INCOME (LOSS) ...................................................     (2,643)      (1,395)      4,178           140
Other comprehensive income - foreign currency translation
  adjustments .......................................................      1,122           --          --         1,122
                                                                      ----------      -------    --------    ----------
COMPREHENSIVE INCOME (LOSS) ......................................... $   (1,521)     $(1,395)   $  4,178    $    1,262
                                                                      ==========      =======    ========    ==========
WEIGHTED AVERAGE BASIC AND DILUTED SHARES OUTSTANDING ...............  7,800,003                              7,800,003
                                                                      ==========                             ==========

PER SHARE INFORMATION
BASIC AND DILUTED:
    Net income (loss) ............................................... $    (0.34)    $  (0.18)   $   0.54    $     0.02

Dividends declared .................................................. $       --     $     --    $     --    $       --

    See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                        CONSOLIDATED FINANCIAL STATEMENTS


(a) Except as otherwise described, the pro forma adjustments reflect the removal of VLI Europe and Showco from the historical consolidated balances. VLI Europe and Showco are comprised of separate corporations whose balances can be directly identified. Intercompany transactions primarily consisted of an equipment lease charge for the use of the VARI*LITE equipment.

(b) Pro forma adjustments to the condensed consolidated balance sheet as of June 30, 2000 reflect the sales of the specified equity interests and assets and the assumption of specified liabilities in addition to the reduction of bank debt with the proceeds from the sales. Pro forma adjustments to the condensed consolidated statement of operations and comprehensive income (loss) for the year ended September 30, 1999 and the nine months ended June 30, 2000 reflect adjustments to eliminate the results of operations of VLI Europe and Showco, record the loss on the sale of VLI Europe as an impairment of assets, record the gain on the sale of Showco and the reduction of interest expense as a result of the decrease in debt.

(c)  EXHIBITS.

      2.1 Asset Transfer Agreement, dated November 17, 2000, by and among Vari-Lite International, Inc., Showco, Inc. and Clearsho, LLC.

      2.2 Equity Purchase Agreement dated November 17, 2000 by and among Vari-Lite International, Inc., Showco, Inc., Clair Brothers Audio Enterprises, Inc. and Clair Acquisition Corp.

     99.1 Press Release by Vari-Lite International, Inc. dated October 31, 2000 announcing the pending sale of Showco, Inc.

     99.2 Press Release by Vari-Lite International, Inc. dated November 17, 2000 announcing the completion of the sale of Showco, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VARI-LITE INTERNATIONAL, INC.

Date:   December 4, 2000               By:   /s/ JEROME L. TROJAN III
      ------------------                  -------------------------------------
                                             Jerome L. Trojan III
                                             Vice President - Finance,
                                             Chief Financial Officer, Treasurer
                                             and Secretary (Principal Financial
                                             and Accounting Officer)